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                                  EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Fidelity National Financial, Inc.:

We consent to the use of our reports incorporated herein by reference in the registration statement.



Los Angeles, California
August 29, 2001